SUBSEQUENT EVENTS	12 Months Ended
Jun. 30, 2021
Subsequent Events
SUBSEQUENT EVENTS

29. SUBSEQUENT EVENTS

The Company executed an acquisition agreement (“Acquisition Agreement”) on July 19th, 2021 to acquire the direct-to-consumer eCommerce business and distribution rights associated with General Genetics Corporation and its associated brands trading as EasyDNA, from BelHealth Investment Fund LP. The Acquisition Agreement provides for the acquisition of all brands, websites and reseller agreements associated with EasyDNA. This includes over 70 websites in 40 countries and six brand identities. Under the terms of the Acquisition Agreement, the Company will acquire 100% of EasyDNA’s brands and assets within the General Genetics Corporation business for a purchase price of US$4 million, comprising cash consideration of US$2.5 million and US$1.5 million worth of GTG securities in the nature of ADRs.